UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-03380

Name of Fund: Legg Mason Value Trust, Inc.

Address of Principal Executive Offices:    100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Registrant’s telephone number, including area code:    (410) 539-0000

Date of fiscal year end:    March 31, 2007

Date of reporting period:    March 31, 2007

Item 1. Report to Shareholders

Annual Report to Shareholders

March 31, 2007

Legg Mason

Value Trust, Inc.

ADAPTIVE
CONSISTENT
DECISIVE
DEDICATED
DISCIPLINED
INNOVATIVE
INQUISITIVE

Annual Report to Shareholders	1

Management’s Discussion of Fund Performance

Legg Mason Value Trust, Inc.

Total returns for the Fund for various periods ended March 31, 2007, are presented below, along with those of some comparative indices:.

Average Annual Total Returns
	One Year	Five Years	Ten Years	Fifteen Years	Since InceptionA
Value Trust:
Primary Class	+3.51%	+8.21%	+11.59%	+14.44%	+15.80%
Financial Intermediary Class	+4.21%	+8.95%	N/A	N/A	+6.27%
Institutional Class	+4.56%	+9.31%	+12.70%	N/A	+16.99%
S&P 500 Stock Composite IndexB	+11.83%	+6.27%	+8.20%	+10.88%	+13.59%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary, Class R and Institutional Classes please call 1 -888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The expense ratio for the Primary Class, Class R, Financial Intermediary Class and Institutional Class is 1.68%, 1.27%, 1.02%, and 0.69%, respectively. The expense ratio represents the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2006. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares average net assets, respectively without shareholder approval.

The major large-cap indices — the S&P 500 Stock Composite Index (S&P 500) Index, the Dow Jones Industrials AverageB (Dow Industrial) and the S&P 100 IndexB — posted gains above their long-run averages for the 12-months ended March 31, 2007, as overall economic growth slowed moderately, but corporate profits continued to grow at a healthy clip. In contrast to the above average returns of large-cap stocks, small-, mid-cap and Nasdaq stocks posted sub-par results. The fiscal year just ended was the first in more than five that large- and mega-cap stocks outperformed small and mid-caps.

	Total Returns Qtr Ended				Year Ended 3/31/07
	6/30/06	9/30/06	12/31/06	3/31/07
S&P 500 Stock Composite Index	–1.44%	+5.67%	+6.70%	+0.64%	+11.83%
Dow Jones Industrial Average	+0.94%	+5.35%	+7.39%	–0.33%	+13.83%
NASDAQ Composite IndexB	–7.01%	+4.15%	+7.15%	+0.44%	+4.23%
S&P MidCap 400 IndexB	–3.14%	–1.08%	-+6.99%	+5.80%	+8.44%
Russell 2000 IndexB	–5.02%	+0.44%	+8.90%	+1.95%	+5.91%
S&P 100 Index	–0.84%	+7.58%	+7.12%	-1.05%	+13.05%

After posting a solid advance in April 2006, the market began a corrective phase in early May, which continued into mid-June at which point the market began to stabilize. The market was locked in a trading range from mid-June until early August as mixed signals about the strength of the economy appeared to confuse investors. The Federal Reserve (Fed) decision to hold the federal funds rate steady at 5.25% at its August 8th Federal Open Market Committee meeting appeared to embolden investors and a strong market rally ensued. Prior to its decision to pause, the Fed had

2	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

raised the federal funds rate by 25 basis pointsC at 17 consecutive meetings. Large-cap stocks led the advance in the September quarter with small and mid-caps lagging. Returns were strong across all market capitalization segments for the three months ending December 31, while the March quarter saw a reversal of the September quarter pattern, with small- and mid-cap stocks showing renewed strength, while the large-cap indices marked time.

The Legg Mason Value Trust was up 3.5% for the year ending March 31, 2007, underperforming its benchmark, the S&P 500, which had a return of 11.8%. It was a difficult period for fund managers, as only 29% of all actively managed large-cap funds outperformed the S&P 500 Stock Composite IndexD. Value Trust’s performance was negatively impacted by poor performance in the broad housing sector. At the beginning of the 12-month period, Value Trust had a 4.9% weight in homebuilders and 10.3% in housing-related companies, namely the builders, Countrywide Financial Corp., The Home Depot, Inc. and Masco Corp. Over the 12-month period, the S&P Homebuilding Index was the single worst performing industry group in the S&P 500, down over 30%. Other housing-related names were down as well so overall housing detracted approximately 200 basis points from the Fund’s performance. The Fund was also hurt by its lack of exposure to energy, which was again one of the top performing sectors of the S&P 500, up more than 16% over the 12-month period. The largest holding at the beginning of the period, Sprint Nextel Corp., was down 19% as it ran into merger integration issues, detracting 150 basis points from Value Trust’s performance. Eastman Kodak Co. was another sizeable detractor at –70 basis points as the market penalized the stock for the continued restructuring. Other names that hurt the Fund over the period include Dell Inc., eBay Inc., Aetna Inc. and Seagate Technology. The Fund’s top contributors to performance over the 12-month period were The AES Corp. and Qwest Communications International Inc., both contributing 140 basis points as utilities and telecom stocks were generally strong. Other top performers were Sears Holdings Corp., The DIRECTV Group, Tyco International Ltd., IAC/InterActiveCorp and Hewlett-Packard Co. Portfolio activity was low with turnover averaging 11% over the 12-months, implying a 9-year holding period.

Bill Miller, CFA

April 20, 2007

DJIA: 12,961.98

A

The Fund’s Primary Class inception date is April 16, 1982. The Financial Intermediary Class inception date is March 23,2001. The Institutional Class inception date is December 1, 1994. Class R, which began operations on December 28,2006 had a total return of-1.92% for the period ended March 31,2007. Index returns are for periods beginning April 30, 1982. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	See Glossary of Index Definitions on page 28.
C	100 basis points (bps) = 1%
D	Source: Lipper

Annual Report to Shareholders	3

Expense Example

Legg Mason Value Trust, Inc.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-l) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Primary Class
Actual	$1,000.00	$1,080.30	$8.77
Hypothetical (5% return before expenses)	1,000.00	1,016.50	8.50
Class R
Actual[8]	$1,000.00	$980.80	$3.00
Hypothetical (5% return before expenses)	1,000.00	1,019.00	3.06
Financial Intermediary Class
Actual	$1,000.00	$1,083.80	$5.35
Hypothetical (5% return before expenses)	1,000.00	1,019.80	5.19
Institutional Class
Actual	$1,000.00	$1,085.70	$3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.44	3.53

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 1.69%, 1.03%, and 0.70% for the Primary Class, Financial Intermediary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

B

The inception date of Class R is December 28, 2006. These calculations are based on expenses incurred since the inception date. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.79%, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (93 days), respectively, and divided by 365.

4	Annual Report to Shareholders

Performance Information

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the Value LineA and S&P 500 Stock Composite indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Due to the limited operating history of the Class R Shares, a performance graph is not presented. The Class R Shares, which began operations on December 28, 2006 had a total return of –1.92% for the period ended March 31, 2007.

Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	See Glossary of Index Definitions on Page 28. It is not possible to invest in an index.

Annual Report to Shareholders	5

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+3.51%	+3.51%
Five Years	+48.39%	+8.21%
Ten Years	+199.44%	+11.59%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+4.21%	+4.21%
Five Years	+53.48%	+8.95%
Life of Class*	+44.25%	+6.27%

*	Inception date: March 23, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Annual Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

	Cumulative Total Return	Average Annual Total Return
One Year	+4.56%	+4.56%
Five Years	+56.07%	+9.31%
Ten Years	+230.63%	+12.70%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8	Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of March 31, 2007) C

(As a percentage of the portfolio)

Top Ten Holdings (as of March 31, 2007)

Security	%of Net Assets
Tyco International Ltd.	5.6%
The AES Corp.	5.2%
Sprint Nextel Corp.	5.0%
UnitedHealth Group Inc.	4.7%
Qwest Communications International Inc.	4.7%
Amazon.com Inc.	4.7%
Google Inc.	4.5%
J.P. Morgan Chase and Co.	4.5%
Sears Holdings Corp.	4.4%
Yahoo! Inc.	3.9%

[c]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders	9

Selected Portfolio PerformanceD

Strongest performers for the year ended March 31, 2007E
1. The DIRECTV Group Inc.	+40.7%
2. Sears Holdings Corp.	+36.7%
3. Qwest Communications International Inc.	+32.2%
4. IAC/InterActiveCorp	+28.0%
5. The AES Corp.	+26.1%
6. Hewlett-Packard Co.	+23.1%
7. J.P. Morgan Chase and Co.	+19.7%
8. Tyco International Ltd.	+19.0%
9. Time Warner Inc.	+18.8%
10. Cisco Systems Inc.	+17.8%

Weakest performers for the year ended March 31, 2007E
1. Centex Corp.	–32.4%
2. Pulte Homes Inc.	–30.8%
3. Dell Inc.	–22.0%
4. Eastman Kodak Co.	–19.0%
5. Sprint Nextel Corp.	–18.7%
6. eBay Inc.	–15.0%
7. Masco Corp.	–13.1%
8. The Home Depot Inc.	–11.4%
9. Aetna Inc.	–10.8%
10. Seagate Technology	–10.2%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Amgen Inc. Motorola Inc.	Symantec Corp. Waste Management Inc. WPP Group PLC

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire year.

10	Annual Report to Shareholders

Portfolio of Investments

Legg Mason Value Trust, Inc.

March 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.5%

Consumer Discretionary — 28.8%
Automobiles — 0.5%
General Motors Corp.	3,100	$94,984

Household Durables — 3.6%
Centex Corp.	6,200	259,036	A
KB HOME	4,100	174,947
Pulte Homes Inc.	11,000	291,060

		725,043

Internet and Catalog Retail — 10.0%
Amazon.com Inc.	23,500	935,065	A, B
Expedia Inc.	19,210	445,295	A, B
IAC/InterActiveCorp	16,610	626,344	A, B

		2,006,704

Leisure Equipment and Products — 2.4%
Eastman Kodak Co.	21,500	485,040	A

Media — 4.9%
The DIRECTV Group Inc.	22,208	512,334	B
Time Warner Inc.	24,000	473,280

		985,614

Multiline Retail — 4.4%
Sears Holdings Corp.	4,900	882,784	B

Specialty Retail — 2.2%
The Home Depot Inc.	12,000	440,880

Textiles, Apparel and Luxury Goods — 0.8%
NIKE Inc.	1,587	168,677

Financials — 14.1%
Consumer Finance — 1.7%
Capital One Financial Corp.	4,446	335,457

Annual Report to Shareholders	11

	Shares/Par	Value
Financials — Continued
Diversified Financial Services — 7.2%
Citigroup Inc.	10,506	$539,358
J.P. Morgan Chase and Co.	18,800	909,544

		1,448,902

Insurance — 2.4%
American International Group Inc.	7,100	477,262

Thrifts and Mortgage Finance — 2.8%
Countrywide Financial Corp.	17,000	571,880

Health Care — 12.4%
Biotechnology — 0.1%
Amgen Inc.	200	11,176	B

Health Care Providers and Services — 10.7%
Aetna Inc.	16,200	709,398
Health Net Inc.	9,272	498,948	A,B
UnitedHealth Group Inc.	17,950	950,811

		2,159,157

Pharmaceuticals — 1.6%
Pfizer Inc.	13,000	328,380

Industrials — 7.8%
Building Products — 0.5%
Masco Corp.	3,679	100,810

Industrial Conglomerates — 7.3%
General Electric Co.	10,000	353,600
Tyco International Ltd.	35,527	1,120,877

		1,474,477

Information Technology — 21.5%
Communications Equipment — 1.9%
Cisco Systems Inc.	12,007	306,526	B
Motorola Inc.	4,000	70,680

		377,206

12	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Information Technology — Continued
Computers and Peripherals — 5.2%
Dell Inc.	5,602	$130,027	B
Hewlett-Packard Co.	8,700	349,218
International Business Machines Corp.	3,002	282,931
Seagate Technology	12,500	291,250

		1,053,426

Internet Software and Services — 11.4%
eBay Inc.	18,000	596,700	B
Google Inc.	2,000	916,320	B
Yahoo! Inc.	24,900	779,121	B

		2,292,141

Software — 3.0%
CA Inc.	10,400	269,464
Electronic Arts Inc. (EA)	6,604	332,592	B

		602,056

Telecommunication Services — 9.7%
Diversified Telecommunication Services — 4.7%
Qwest Communications International Inc.	104,085	935,724	A,B

Wireless Telecommunication Services — 5.0%
Sprint Nextel Corp.	53,582	1,015,923

Utilities — 5.2%
Independent Power Producers and Energy Traders — 5.2%
The AES Corp.	49,105	1,056,741	A,B

Total Common Stocks and Equity Interests (Cost — $13,154,007)		20,030,444

Annual Report to Shareholders	13

	Shares/Par	Value
Repurchase Agreements — 0.5%

Bank of America
5.3%, dated 3/30/07, to be repurchased at $47,455 on 4/2/07 (Collateral: $49,845 Freddie Mac Discount note, due 10/26/07, value $48,380)	$47,435	$47,435

Goldman Sachs & Co.
5.3%, dated 3/30/07, to be repurchased at $47,455 on 4/2/07 (Collateral: $49,769 Fannie Mae mortgage-backed securities, 5%, due 5/01/36, value $48,581)	47,434	47,434

Total Repurchase Agreements (Cost — $94,869)		94,869

Total Investments — 100.0% (Cost — $13,248,876)		20,125,313
Other Assets Less Liabilities — N.M.		(2,112)

Net Assets — 100.0%		$20,123,201

A

Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2007, the total market value of Affiliated Companies was $5,242,193, and the cost was $3,669,067.

B	Non-income producing.

N.M.	Not Meaningful.

See notes to financial statements.

14	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Value Trust, Inc.

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value:
Affiliated companies (cost – $3,669,068)		$5,242,193
Non-affiliated companies (cost – $9,484,939)		14,788,251
Short-term securities at value (cost – $94,869)		94,869
Receivable for securities sold		16,228
Receivable for fund shares sold		22,992
Dividends and interest receivable		8,464
Other assets		109

Total assets		20,173,10
Liabilities:
Payable for fund shares repurchased	$25,259
Accrued management fee	11,221
Accrued distribution and service fees	9,497
Accrued expenses	3,928

Total liabilities		49,905

Net Assets		$20,123,201

Net assets consist of:
Accumulated paid-in-capital		$12,929,401
Accumulated net investment loss		(83)
Undistributed net realized gain on investments and foreign currency transactions		317,446
Unrealized appreciation of investments		6,876,437

Net Assets		$20,123,201

Net Asset Value Per Share:
Primary Class (155,243 shares outstanding)		$71.57

Class R (8 shares outstanding)		$78.21

Financial Intermediary Class (28,252 shares outstanding)		$78.23

Institutional Class (85,249 shares outstanding)		$79.78

See notes to financial statements.

Annual Report to Shareholders	15

Statement of Operations

Legg Mason Value Trust, Inc.

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:

Interest	$9,153
Dividends
Affiliated companies	12,019
Non-affiliated companies	148,679

Total income			$169,851
Expenses:

Management fees	$129,574
Distribution and service fees:
Primary Class	107,761
Class R	—	A
Financial Intermediary Class	5,434
Audit and legal fees	422
Custodian fees	1,647
Directors’ fees and expenses	88
Registration fees	185
Reports to shareholders	3,135
Transfer agent and shareholder servicing expense:
Primary Class	6,239
Class R	2
Financial Intermediary Class	1,913
Institutional Class	564
Other expenses	1,451

	258,415
Less:
Expenses reimbursed by adviser	(136)
Compensating balance credits	(6)

Net expenses			258,273

Net Investment Loss			(88,422)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	758,145	B
Foreign currency transactions	(96)

			758,049
Change in unrealized appreciation/(depreciation) of investments			112,211

Net Realized and Unrealized Gain on Investments			870,260

Change in Net Assets Resulting From Operations			$781,838

A	Amount less than $1.
B	Includes $71,789 of net realized losses on sales of shares of Affiliated Companies.

See notes to financial statements.

16	Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Value Trust, Inc.

(Amounts in Thousands)

	For the Year Ended March 31, 2007	For the Year Ended March 31, 2006
Change in Net Assets:
Net investment loss	$(88,422)	$(89,960)
Net realized gain on investment and currency transactions	758,049	988,591
Change in unrealized appreciation/(depreciation) of investments	112,211	1,322,630

Change in net assets resulting from operations	781,838	2,221,261
Change in net assets from fund share transactions:
Primary Class	(1,374,499)	(449,985)
Class R	603	N/A
Financial Intermediary Class	52,060	926,106
Institutional Class	284,022	1,174,510

Change in net assets	(255,976)	3,871,892
Net Assets:
Beginning of year	20,379,177	16,507,285

End of year	$20,123,201	$20,379,177

Accumulated net investment loss	$(83)	$(64)

N/A — Not applicable

See notes to financial statements.

Annual Report to Shareholders	17

Financial Highlights

Legg Mason Value Trust, Inc.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended March 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$69.14		$61.35		$57.55		$39.41		$48.23

Investment operations:
Net investment loss	(.57	)A	(.55	)B	(.46	)B	(.31	)B	(.15	)A
Net realized and unrealized gain/(loss)	3.00		8.34		4.26		18.45		(8.67)

Total from investment operations	2.43		7.79		3.80		18.14		(8.82)

Net asset value, end of year	$71.57		$69.14		$61.35		$57.55		$39.41

Total return	3.51%		12.70%		6.60%		46.03%		(18.29)%

Ratios To Average Net Assets:C
Total expenses	1.70%		1.68%		1.68%		1.70%		1.72	%D
Expenses net of waivers, if any	1.69%		1.68%		1.68%		1.70%		1.72	%D
Expenses net of all reductions	1.69%		1.68%		1.68%		1.70%		1.72	%D
Net investment loss	(.84)%		(.83)%		(.77)%		(.61)%		(.37)%

Supplemental Data:
Portfolio turnover rate	11.1%		12.7%		8.8%		3.8%		25.0%
Net assets, end of year (in thousands)	$11,111,284		$12,117,518		$11,208,979		$10,790,770		$6,981,433

A	Computed using average shares outstanding.
B	Computed using SEC method.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

D

Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.72% for the year ended March 31, 2003.

See notes to financial statements.

18	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Value Trust, Inc.

Class R:

	Period Ended March 31, 2007E
Net asset value, beginning of year	$79.73

Investment operations:
Net investment loss	(.08	)A
Net realized and unrealized loss	(1.44)

Total from investment operations	(1.52)

Net asset value, end of year	$78.21

Total return	(1.92	)%F

Ratios To Average Net Assets:C
Total expenses	6.25	%G
Expenses reimbursed by adviser	5.06	%G
Expenses net of waivers, if any	1.19	%G
Expenses net of all reductions	1.19	%G
Net investment loss	(.45	)%G

Supplemental Data:
Portfolio turnover rate	11.1	%F
Net assets, end of year (in thousands)	$608

E	For the period December 28, 2006 (commencement of operations) to March 31, 2007.
F	Not annualized
G	Annualized.

See notes to financial statements.

Annual Report to Shareholders	19

Financial Intermediary Class:

	Years Ended March 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$75.07		$66.18		$61.67		$41.95		$50.97

Investment operations:
Net investment income/(loss)	(.12	)A	(.10	)B	(.07	)B	.02	B	.12	A
Net realized and unrealized gain/(loss)	3.28		8.99		4.58		19.70		(9.14)

Total from investment operations	3.16		8.89		4.51		19.72		(9.02)

Net asset value, end of year	$78.23		$75.07		$66.18		$61.67		$41.95

Total return	4.21%		13.43%		7.31%		47.01%		(17.70)%

Ratios To Average Net Assets:[c]
Total expenses	1.03%		1.02%		1.03%		1.03%		1.07	%H
Expenses net of waivers, if any	1.03%		1.02%		1.03%		1.03%		1.07	%H
Expenses net of all reductions	1.03%		1.02%		1.03%		1.03%		1.07	%H
Net investment income (loss)	(.17)%		(.18)%		(.14)%		.04%		.27%

Supplemental Data:
Portfolio turnover rate	11.1%		12.7%		8.8%		3.8%		25.0%
Net assets, end of year (in thousands)	$2,210,274		$2,047,848		$944,489		$500,241		$227,189

H

Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.07% for the year ended March 31, 2003.

See notes to financial statements.

20	Annual Report to Shareholders

Financial Highlights — Continued

Institutional Class:

	Years Ended March 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$76.30		$67.04		$62.26		$42.21		$51.12

Investment operations:
Net investment income	.12	A	.10	B	.12	B	.18	B	.28	A
Net realized and unrealized gain/(loss)	3.36		9.16		4.66		19.87		(9.19)

Total from investment operations	3.48		9.26		4.78		20.05		(8.91)

Net asset value, end of year	$79.78		$76.30		$67.04		$62.26		$42.21

Total return	4.56%		13.81%		7.68%		47.50%		(17.43)%

Ratios To Average Net Assets:C
Total expenses	.70%		.69%		.69%		.70%		.72	%I
Expenses net of waivers, if any	.70%		.69%		.69%		.70%		.72	%I
Expenses net of all reductions	.70%		.69%		.69%		.70%		.72	%I
Net investment income (loss)	.16%		.16%		.21%		.38%		.64%

Supplemental Data:
Portfolio turnover rate	11.1%		12.7%		8.8%		3.8%		25.0%
Net assets, end of year (in thousands)	$6,801,035		$6,213,811		$4,353,817		$2,928,977		$1,434,110

I

Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was .72% for the year ended March 31, 2003.

See notes to financial statements.

Annual Report to Shareholders	21

Notes to Financial Statements

Legg Mason Value Trust, Inc.

(Amounts in Thousands)

1. Significant Accounting Policies:

The Legg Mason Value Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund offers four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class, Class R and Financial Intermediary Class shares and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

The Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. All fair valued securities are identified in the portfolio of investments.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2007, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$2,172,229	$3,198,122

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund

22	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. During the year ended March 31, 2007, the Fund did not receive any commission rebates.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with Federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Annual Report to Shareholders	23

Reclassifications:

Accounting principles generally accepted in the United States of America requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Gain/(Loss)	Accumulated Realized Gains	Paid-in-Capital
(a)	$88,499	$—	$(88,499)
(b)	(96)	96	—

(a)	Reclassifications are primarily due to a tax net operating loss.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

Distributions to Shareholders:

During the fiscal years ended March 31, 2007 and 2006, the Fund did not pay any distributions.

Accumulated Earnings on a Tax Basis:

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$332,910
Other book/tax temporary differences	(83	)(a)
Gross unrealized appreciation	7,548,535	(b)
Gross unrealized depreciation	(687,562	)(b)

Total accumulated earnings/ (losses)	$7,193,800

During the taxable year ended March 31, 2007, the Fund utilized $ 423,538 of its capital loss carryover available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October currency losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments:

As of March 31, 2007, the aggregate cost of investments for federal income tax purposes was $13,264,340.

3. Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. On April 1, 2007, the advisory fee rate structure paid by the Fund to LMCM was revised as follows:

Fee rate prior to 3/15/07
Advisory Fee	Asset Breakpoint
0.70%	Up to $2 billion
0.65%	In excess of $2 billion

24	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

On March 15, 2007, the advisory fee rate structure paid by the Fund to LMCM was revised as follows:

Fee rate as of 3/15/07
Advisory Fee	Asset Breakpoint
0.70%	Up to $2 billion
0.65%	$2 billion - $22 billion
0.62%	$22 billion - $32 billion
0.59%	In excess of $32 billion

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors. For the year ended March 31, 2007, LMCM reimbursed the Fund $136 for these expenses.

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Fund’s distributor. LMIS receives an annual distribution fee and an annual service fee, based on the Fund’s Primary, Class R and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Primary Class	0.70%	0.25%
Class R	0.25%	0.25%
Financial Intermediary Class	N/A	0.25%

LM Fund Services, Inc. (“LMFS”) a registered transfer agent, has an agreement with the Fund’s transfer agent pursuant to which LMFS receives payments from the Fund’s transfer agent with respect to accounts where third parties provide certain services to the Fund. These payments are used to offset the Fund’s expenses for such services. These payments totaled $1,274 for the year ended March 31, 2007.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Annual Report to Shareholders	25

4. Transactions With Affiliated Companies:

An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended March 31, 2007, with companies which are or were affiliated were as follows:

	Value at 3/31/06	Purchased		Sold		Dividend Income	Value at 3/31/07		Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
Amazon.com Inc.	$848,642	$6,732	256	—	—	—	$935,065		—
Centex Corp.A	341,125	33,662	697	—	—	$940	259,036		—
Eastman Kodak Co.	654,475	4,715	184	$105,889	1,696	11,079	485,040		$(67,612)
Expedia Inc.	389,393	—	—	—	—	—	445,295		—
Health Net Inc.	503,377	—	—	15,391	633	—	498,948		18,746
IAC/InterActiveCorp	530,740	—	—	54,122	1,400	—	626,344		(3,662)
MGIC Investment Corp.	333,323	—	—	176,702	5,003	—	—	B	140,781
Qwest Communications International Inc.	758,570	—	—	213,825	7,469	—	935,724		(151,661)
The AES Corp.	879,044	—	—	60,558	2,422	—	1,056,741		(8,381)

	$5,238,689	$45,109		$626,487		$12,019	$5,242,193		$(71,789)

A	Prior to April 1,2006, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.
B	The fund no longer owns this security.

5. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2007.

26	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

6. Fund Share Transactions:

At March 31, 2007, there were 450,000, 500,000, 100,000, 450,000 shares authorized at $.001 par value for the Primary, Class R, Financial Intermediary and Institutional Classes, respectively, of the Fund. Share transactions were as follows:

	Year Ended March 31, 2007		Year March March 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	14,685	$998,019	25,601		$1,717,546
Shares repurchased	(34,702)	(2,372,518)	(33,045)		(2,167,531)

Net Decrease	(20,017)	$(1,374,499)	(7,444)		$(449,985)

Class R4
Shares sold	8	$603	N/A	$	N/A

Net Increase	8	$603	—		$—

Financial Intermediary Class
Shares sold	10,340	$753,376	20,953		$1,482,121
Shares repurchased	(9,366)	(701,316)	(7,947)		(556,015)

Net Increase	974	$52,060	13,006		$926,106

Institutional Class
Shares sold	22,190	$1,667,761	28,950		$2,082,908
Shares repurchased	(18,376)	(1,383,739)	(12,459)		(908,398)

Net Increase	3,814	$284,022	16,491		$1,174,510

A	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

N/A — Not applicable

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Fund and has determined that the adoption of FIN 48 will not have a material impact on the Fund’s financial statements. FIN 48 is effective for fiscal periods beginning after December 15, 2006.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Annual Report to Shareholders	27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Legg Mason Value Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc. (the “Fund”) at March 31, 2007, the results of its operations, the changes in each of its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 18, 2007

28	Annual Report to Shareholders

Glossary of Index Definitions

Dow Jones Industrial Average—A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

NASDAQ Composite Index—A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 2000 Index—An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

S&P 100 Index— A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

S&P 500 Stock Composite Index—A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

S&P MidCap 400 Index— A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

Value Line Index— Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

Annual Report to Shareholders	29

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	16	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1982	16	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	16	Director of Cheyne Capital International Limited (investment advisory firm).	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1989	16	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	16	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	16	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1982	16	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

30	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Fetting, Mark R. (1954) President and Director	Since 2001	President and Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1985	16	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	16	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	16	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisors and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Hughes, Wm. Shane (1968) Treasurer	Since 2006	12	None	Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

Wachterman, Richard M. (1947) Secretary	Since 2004	16	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND

OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING

1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S

WEBSITE (http://www.sec.gov).

A

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when require by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Funds are interested persons (as defined in the 1940 Act).

Annual Report to Shareholders	31

Board Consideration of Legg Mason Value Trust, Inc.’s Investment Advisory and Management Agreement

At its November 2006 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Value Trust, Inc. (“Value Trust”) (the “Agreement”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Value Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Value Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Value Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Value Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2006 at which materials relating to the Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Value Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Value Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Value Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Value Trust’s performance record and the measures that the Adviser was taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser and its affiliates to Value Trust, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Value Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Value Trust and profitability for the Adviser and its affiliates from their overall association with Value Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Value Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Value Trust were shared with Value Trust, the Board further noted that Value Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase; and that the Adviser agreed to assess the fee to ensure that it would remain reasonable and fair if assets increased. The Board also compared Value Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Value Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Value Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Value Trust.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement on of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Fund’s website at www.leggmasonfunds.com/about.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

For more information about the differences between the fund share classes included in this report, contact your financial adviser.

Equity Funds	Specialty Funds	Taxable Bond Funds	Tax-Free Bond Funds
American Leading Companies Trust	Opportunity Trust	Core Bond Fund	Maryland Tax-Free Income Trust
Classic Valuation Fund		Investment Grade Income Portfolio
Growth Trust	Global Funds	Limited Duration Bond Portfolio
Special Investment Trust	Emerging Markets Trust
U.S. Small-Capitalization Value Trust Value Trust	Global Income Trust International Equity Trust

This report must be preceded or accompanied by a free prospects. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services-Institutional

For Primary Class Shareholders c/o BFSD P.O. Box 55214 Boston, MA 02205-8504	For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037
800-822-5544 www.leggmasonfunds.com	888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. Subsidiary

300064 LMF-002 5/07/ 7 A

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Value Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $25,200

Fiscal Year Ended March 31, 2007 – $26,550

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $1,050

Fiscal Year Ended March 31, 2007 – $1,100

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e	)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

		(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $277,065

Fiscal Year Ended March 31, 2007 – $953,316

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Value Trust, Inc.

By: /s/ Mark R. Fetting

Mark R. Fetting

President, Legg Mason Value Trust, Inc.

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting

Mark R. Fetting

President, Legg Mason Value Trust, Inc.

Date: May 29, 2007

By: /s/ Marie K. Karpinski

Marie K. Karpinski

Vice President and Chief Financial Officer, Legg Mason Value Trust, Inc.

Date: May 23, 2007